Exhibit 99.1

111 W 19th Street, 8th Floor New York, NY 10011

New Fortress Energy Completes Sale of Jamaica Assets & Operations to Excelerate Energy and Announces First Quarter 2025 Results
May 14, 2025
NEW YORK -- New Fortress Energy Inc. (Nasdaq: NFE) (“NFE” or the “Company”) today announced the completion of the sale of its assets and operations in Jamaica to Excelerate Energy, Inc. (NYSE: EE) (“Excelerate”) for $1.055 billion. The transaction was initially announced by NFE on March 27, 2025. Proceeds from the transaction will be used to reduce NFE’s corporate debt and for general corporate purposes.
Pursuant to the transaction, Excelerate Energy, Inc. has acquired full ownership of NFE’s LNG import terminal in Montego Bay, offshore floating storage and regasification terminal in Old Harbour, and 150 MW Combined Heat and Power Plant in Clarendon, along with the associated infrastructure.
“The closing of the sale of our Jamaican assets to Excelerate is a significant milestone for the Company as we streamline our operations and paydown corporate debt through asset sales,” said Wes Edens, Chairman and CEO of New Fortress Energy. “NFE has made a positive impact on Jamaica’s energy transition, and we are proud of the contributions our world class employees and assets have made in improving energy costs and reliability on the island. We are confident that Excelerate will continue NFE’s vision of providing reliable and cost-effective energy to Jamaica and continue to drive substantial progress towards improving Jamaica’s energy future.”
The Company today also reported its financial results for the first quarter of 2025.
•Adjusted EBITDA(1) of $82 million in the first quarter of 2025
•Net loss of $197 million in the first quarter of 2025
•EPS of $(0.73) on a fully diluted basis in the first quarter of 2025
•Total cash balance of $827 million, of which $448 million is unrestricted as of March 31, 2025
Our first quarter 2025 Adjusted EBITDA of $82 million is entirely comprised of what we consider to be core earnings, which consist of earnings from our terminal and vessel operations without regard to any one-time gains that have benefited our results in prior periods. Other than the novation income that we earned last quarter, our revenue from terminal operations have been largely unchanged since the termination of our temporary power contract in the first quarter of 2024. As we have previously disclosed, we sold the emergency power plants to the Puerto Rico Electric Power Authority in March 2024 and no longer recognize revenue from the temporary power project. We are pursuing a request for equitable adjustment related to the early termination of the temporary power project.
We have a number of notable one time events such as the FEMA claim, FSRU sub charters, and the Genera incentive payment that we expect will boost remaining earnings through 2025. We expect our core earnings to increase as our developments in Brazil, Nicaragua and expansions in Puerto Rico, come online(3).
In Brazil, we have continued to make great progress on our power plant developments, with our 624 MW CELBA plant ~95% complete(3), and the adjacent PortoCem power plant that is over 50% complete(3). Both projects are on-time and on-budget and we expect to start generating earnings from the CELBA power plant in the third quarter of this year. These developments are fully funded with asset-level debt already in place.
Our Fast LNG asset has been fully commissioned, and we are in the process of increasing available liquefaction capacity through optimization projects.
We have just announced the closing of the sale of our Jamaican assets and operations to Excelerate Energy, Inc. for $1.055 billion, highlighting our near term focus on asset sales and corporate debt reduction. We’ve committed to use the proceeds of this transaction to pay down $270 million of our Revolving Credit Facility, and pay down $55 million of our Term Loan A facility, with remaining proceeds going to cash on our balance sheet.
Following the sale of our Jamaica business, our plan is to simplify our balance sheet with a potential asset based financing with a similar structure to other liquefier financings and using our robust portfolio of LNG terminals and long term LNG supply and downstream demand contracts.
Financial Detail

	Three Months Ended
(in millions, except per share amounts)	March 31, 2024	December 31, 2024	March 31, 2025
Revenues	$690.3	$679.0	$470.5
Net income (loss)	$56.7	$(223.5)	$(197.4)
Diluted EPS	$0.26	$(1.11)	$(0.73)
Terminals and Infrastructure Segment Operating Margin(2)	$350.1	$206.1	$74.6
Ships Segment Operating Margin(2)	$34.2	$34.1	$31.4
Total Segment Operating Margin(2)	$384.3	$240.2	$106.0
Adjusted EBITDA(1)	$340.1	$313.5	$82.3

Please refer to our Q1 2025 Investor Presentation (the “Presentation”) for further information about the following terms:
1)“Adjusted EBITDA,” see definition and reconciliation of this non-GAAP measure in the exhibits to this press release.
2) “Total Segment Operating Margin” is the total of our Terminals and Infrastructure Segment Operating Margin and Ships Segment Operating Margin, each as reported in our financial statements. Our segment measure also excludes unrealized mark-to-market gains or losses on derivative instruments, certain contract acquisition costs and deferred earnings from contracted sales for which a prepayment has been received.
3) "Completed", “Placed into service” "Online" or similar statuses (either capitalized or lower case) with respect to a particular project means we expect gas to be made available in the near future, gas has been made available to the relevant project, or that the relevant project is in full commercial operations. Where gas is going to be made available or has been made available but full commercial operations have not yet begun, full commercial operations will occur later than, and may occur substantially later than, our reported Operational, Completion or Deployment date, and we may not generate any revenue until full commercial operations have begun. We cannot assure you if or when such projects will reach full commercial operation. Our ability to export liquefied natural gas depends on our ability to obtain export and other permits from governmental and regulatory agencies. No assurance can be given that we will receive required permits, approvals and authorizations from governmental and regulatory agencies in connection with the exportation of liquefied natural gas on a timely basis or at all or that, once received, we will be able to maintain in full force and effect, renew or replace such permits, approvals and authorizations.

Preliminary Results

The company’s actual operating results remain subject to the completion of its quarter-end closing process, which includes review by management and the Audit Committee of the company’s Board of Directors. While carrying out such procedures, the company may identify items that would require it to make adjustments to the preliminary estimates of the results set forth herein. As a result, the company’s actual results could differ from the preliminary results set forth herein and such differences could be material. The information presented herein should not be considered a substitute for the financial information the company files with the Securities and Exchange Commission in its Quarterly Report on Form 10-Q for the three months ended March 31, 2025. The company has no intention or obligation to update the preliminary estimates of operating results set forth above prior to the release of its consolidated financial statements as of and for the three months ended March 31, 2025.
Additional Information
For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investors section of New Fortress Energy’s website, www.newfortressenergy.com, and the Company’s most recent Annual Report on Form 10-K, which is available on the Company’s website. Nothing on our website is included or incorporated by reference herein.
Earnings Conference Call

Management will host a conference call on Wednesday, May 14, 2025 at 4:30 P.M. Eastern Time. The conference call may be accessed by dialing (888) 256-1007 (toll free from within the U.S.) or +1-323-701-0225 (from outside of the U.S.) fifteen minutes prior to the scheduled start of the call; please reference “NFE First-Quarter 2025 Earnings Call” or conference code 8378656.
A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.newfortressenergy.com under the Investors section within “Events & Presentations.” Please allow time prior to the call to visit the site and download any necessary software required to listen to the internet broadcast. A replay of the conference call will be available at the same website location shortly after the conclusion of the live call.
About New Fortress Energy Inc.
New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The Company owns and operates natural gas and liquefied natural gas (LNG) infrastructure and an integrated fleet of ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the Company’s assets and operations reinforce global energy security, enable economic growth, enhance environmental stewardship and transform local industries and communities around the world.

Cautionary Statement Concerning Forward-Looking Statements
This press release contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “can,” “could,” “should,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “believes,” “schedules,” “progress,” “targets,” “budgets,” “outlook,” “trends,” “forecasts,” “projects,” “guidance,” “focus,” “on track,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” or the negative version of those words or other comparable words. Forward looking statements include statements regarding the transaction, including deleveraging following the closing of the transaction and other anticipated benefits from the transaction. These forward-looking statements are based upon current information and involve a number of risks, uncertainties and other factors, many of which are outside of the Company’s control. Actual results or events may differ materially from the results anticipated in these forward-looking statements. Specific factors that could cause actual results to differ from those in the forward-looking statements include, but are not limited to: our strategy and plans for the Company, including the structure, form, timing and nature of the Company’s business in the future and characteristics of the business going forward; risks related to the development, construction, completion or commissioning schedule for the facilities; risks related to the operation and maintenance of our facilities and assets; failure of our third-party contractors, equipment manufacturers, suppliers and operators to perform their obligations for the development, construction and operation of our projects, vessels and assets; our ability to implement our business strategy; our capital allocation plans, as such plans may change including with respect to de-leveraging actions; operational execution by our businesses; changes in law, economic and financial conditions, including the effect of enactment of U.S. tax reform or other tax law changes, trade policy and tariffs, interest and exchange rate volatility, commodity and equity prices and the value of financial assets; the other factors that are described in "Forward-Looking Statements" in the Company’s most recent earnings release or SEC filings; and the other factors that are described in "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, as updated in our Quarterly Reports on Form 10-Q. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the Company’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no duty to update or revise any forward-looking statements, even though our situation may change in the future or we may become aware of new or updated information relating to such forward-looking statements. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in New Fortress Energy Inc.’s annual and quarterly reports filed with the Securities and Exchange Commission, which could cause its actual results to differ materially from those contained in any forward-looking statement.

Investor Relations:
ir@newfortressenergy.com

Media Relations:
Ben Porritt
press@newfortressenergy.com
(516) 268-7403

Source: New Fortress Energy Inc.

Exhibits – Financial Statements
Condensed Consolidated Statements of Operations
For the three months ended December 31, 2024 and March 31, 2025
(Unaudited, in thousands of U.S. dollars, except share and per share amounts)

	For the Three Months Ended
	December 31, 2024	March 31, 2025
Revenues
Total revenues	678,998	470,536

Operating expenses
Cost of sales (exclusive of depreciation and amortization shown separately below)	288,398	302,377
Vessel operating expenses	8,219	7,176
Operations and maintenance	34,411	54,957
Selling, general and administrative	61,800	59,271
Transaction and integration costs	5,994	11,931
Depreciation and amortization	38,746	53,057
Asset impairment expense	10,738	246
Loss (gain) on sale of assets, net	422	—
Total operating expenses	448,728	489,015
Operating income (loss)	230,270	(18,479)
Interest expense	99,527	213,694
Other expense (income), net	52,447	(63,937)
Loss on extinguishment of debt, net	260,309	467
(Loss) before income taxes	(182,013)	(168,703)
Tax provision	41,497	28,670
Net (loss)	(223,510)	(197,373)

Net (loss) attributable to common stockholders	$(242,139)	$(200,129)

Net (loss) per share - basic	$(1.11)	$(0.73)
Net (loss) per share - diluted	$(1.11)	$(0.73)

Weighted average number of shares outstanding – basic	217,581,687	273,609,766
Weighted average number of shares outstanding – diluted	217,581,687	273,609,766

Adjusted EBITDA
For the three months ended March 31, 2025
(Unaudited, in thousands of U.S. dollars)
Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered in isolation or as an alternative to income from operations, net income, cash flow from operating activities or any other measure of performance or liquidity derived in accordance with GAAP. We believe this non-GAAP measure, as we have defined it, offers a useful supplemental view of the overall operation of our business in evaluating the effectiveness of our ongoing operating performance in a manner that is consistent with metrics used for management’s evaluation of our overall performance and to compensate employees. We believe that Adjusted EBITDA is widely used by investors to measure a company’s operating performance without regard to items such as interest expense, taxes, depreciation, and amortization which vary substantially from company to company depending on capital structure, the method by which assets were acquired and depreciation policies. Further, we exclude certain items from our SG&A not otherwise indicative of ongoing operating performance.
We calculate Adjusted EBITDA as net income, plus transaction and integration costs, contract termination charges and loss on mitigations sales, depreciation and amortization, asset impairment expense, loss on asset sales, interest expense, net, other (income) expense, net, loss on extinguishment of debt, changes in fair value of non-hedge derivative instruments and contingent consideration, tax expense, and adjusting for certain items from our SG&A not otherwise indicative of ongoing operating performance, including non-cash share-based compensation and severance expense, non-capitalizable development expenses, cost to pursue new business opportunities and expenses associated with changes to our corporate structure, certain non-capitalizable contract acquisition costs plus our pro rata share of Adjusted EBITDA from certain unconsolidated entities, less the impact of equity in earnings (losses) of certain unconsolidated entities.
Adjusted EBITDA is mathematically equivalent to our Total Segment Operating Margin, as reported in the segment disclosures within our financial statements, minus Core SG&A, including our pro rata share of such expenses of certain unconsolidated entities, minus deferred earnings for which a prepayment was received. Core SG&A is defined as total SG&A adjusted for non-cash share-based compensation and severance expense, non-capitalizable development expenses, cost of exploring new business opportunities and expenses associated with changes to our corporate structure. Core SG&A excludes certain items from our SG&A not otherwise indicative of ongoing operating performance.
The principal limitation of this non-GAAP measure is that it excludes significant expenses and income that are required by GAAP to be recorded in our financial statements. Investors are encouraged to review the related GAAP financial measures and the reconciliation of the non-GAAP financial measure to our GAAP net income, and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA does not have a standardized meaning, and different companies may use different Adjusted EBITDA definitions. Therefore, Adjusted EBITDA may not be necessarily comparable to similarly titled measures reported by other companies. Moreover, our definition of Adjusted EBITDA may not necessarily be the same as those we use for purposes of establishing covenant compliance under our financing agreements or for other purposes. Adjusted EBITDA should not be construed as alternatives to net income and diluted earnings per share attributable to New Fortress Energy, which are determined in accordance with GAAP.

The following table sets forth a reconciliation of net income to Adjusted EBITDA for the three months ended March 31, 2024, December 31, 2024 and March 31, 2025:

(in thousands)	Three Months Ended March 31, 2024	Three Months Ended December 31, 2024	Three Months Ended March 31, 2025
Total Segment Operating Margin	$384,260	$240,243	$106,026
Less: Core SG&A (see definition above)	44,112	34,484	34,086
Less: Revenue recognized from deferred earnings from cargo sales	—	$(107,727)	—
Add: Depreciation in Cost of Sales	—	$—	10,401
Adjusted EBITDA (Non-GAAP)	$340,148	$313,486	$82,341

Net income (loss)	$56,670	$(223,510)	$(197,373)
Add: Interest expense	77,344	99,527	213,694
Add: Tax provision	21,624	41,497	28,670
Add: Depreciation and amortization	50,491	38,746	63,458
Add: Asset impairment expense	—	10,738	246
Add: SG&A items excluded from Core SG&A (see definition above)	26,642	27,316	25,185
Add: Transaction and integration costs	1,371	5,994	11,931
Add: Other expense (income), net	19,112	52,447	(63,937)
Add: Loss on extinguishment of debt, net	9,754	260,309	467
Add: Loss on sale of assets, net	77,140	422	—
Adjusted EBITDA	$340,148	$313,486	$82,341

Segment Operating Margin
(Unaudited, in thousands of U.S. dollars)

Performance of our two segments, Terminals and Infrastructure and Ships, is evaluated based on Segment Operating Margin. Segment Operating Margin reconciles to Consolidated Segment Operating Margin as reflected below, which is a non-GAAP measure. We define Consolidated Segment Operating Margin as GAAP net income, adjusted for selling, general and administrative expense, transaction and integration costs, contract termination charges and loss on mitigation sales, depreciation and amortization, asset impairment expense, loss on asset sales, interest expense, other (income) expense, loss on extinguishment of debt, net, (income) loss from equity method investments and tax (benefit) provision. Consolidated Segment Operating Margin is mathematically equivalent to Revenue minus Cost of sales minus Operations and maintenance minus Vessel operating expenses, each as reported in our financial statements.

Three Months Ended March 31, 2025
(in thousands of $)	Terminals and Infrastructure	Ships	Total Segment	Consolidation and Other	Consolidated
Segment Operating Margin	$74,593	$31,433	$106,026	$—	$106,026
Less:
Selling, general and administrative					59,271
Transaction and integration costs					11,931
Depreciation and amortization					53,057
Asset impairment expense					246
Interest expense					213,694
Other expense, net					(63,937)
Loss on extinguishment of debt, net					467
Tax provision					28,670
Net (loss)					$(197,373)

Three Months Ended December 31, 2024
(in thousands of $)	Terminals and Infrastructure	Ships	Total Segment	Consolidation and Other ⁽¹⁾	Consolidated
Segment Operating Margin	$206,099	$34,144	$240,243	$107,727	$347,970
Less:
Selling, general and administrative					61,800
Transaction and integration costs					5,994
Depreciation and amortization					38,746
Asset impairment expense					10,738
Loss on sale of assets, net					422
Interest expense					99,527
Other expense, net					52,447
Loss on extinguishment of debt, net					260,309
Tax provision					41,497
Net (loss)					$(223,510)

(1)Consolidation and Other adjusts for deferred earnings that were included in Terminals and Infrastructure in the prior quarters, but were recognized as revenue during the fourth quarter of 2024.

Three Months Ended March 31, 2024
(in thousands of $)	Terminals and Infrastructure	Ships	Total Segment	Consolidation and Other	Consolidated
Segment Operating Margin	$350,072	$34,188	$384,260	$—	$384,260
Less:
Selling, general and administrative					70,754
Transaction and integration costs					1,371
Depreciation and amortization					50,491
Interest expense					77,344
Other expense, net					19,112
Loss on sale of assets, net					77,140
Loss on extinguishment of debt, net					9,754
Tax provision					21,624
Net income					$56,670

Condensed Consolidated Balance Sheets
For the three months ended March 31, 2025 and 2024
(Unaudited, in thousands of U.S. dollars, except share and per share amounts)

	March 31, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$447,862	$492,881
Restricted cash	379,537	472,696
Receivables, net of allowances of $13,322 and $13,629, respectively	273,136	335,813
Inventory	66,695	103,224
Assets held for sale - current	104,553	—
Prepaid expenses and other current assets, net	201,925	205,496
Total current assets	1,473,708	1,610,110

Construction in progress	3,901,113	3,574,389
Property, plant and equipment, net	5,545,980	5,842,807
Right-of-use assets	465,939	618,733
Intangible assets, net	188,118	179,510
Goodwill	594,256	766,350
Deferred tax assets, net	6,848	2,698
Assets held for sale - non-current	633,654	—
Other non-current assets, net	218,464	272,899
Total assets	$13,028,080	$12,867,496

Liabilities
Current liabilities
Current portion of long-term debt and short-term borrowings	$260,848	$539,132
Accounts payable	655,073	473,736
Accrued liabilities	268,083	391,359
Current lease liabilities	82,442	128,362
Liabilities held for sale - current	35,894	—
Other current liabilities	171,342	174,829
Total current liabilities	1,473,682	1,707,418

Long-term debt	8,931,506	8,355,703
Non-current lease liabilities	355,050	475,161
Deferred tax liabilities, net	51,359	73,198
Liabilities held for sale - non-current	135,398	—
Other long-term liabilities	168,851	166,358
Total liabilities	11,115,846	10,777,838

Commitments and contingencies (Note 20)

Series B convertible preferred stock, $0.01 par value, 36,746 shares authorized, issued and outstanding as of March 31, 2025 (96,746 as of December 31, 2024); aggregate liquidation preference of $36,746 and $96,746 at March 31, 2025 and December 31, 2024	40,708	90,570

Stockholders’ equity
Class A common stock, $0.01 par value, 750 million shares authorized, 273.8 million issued and outstanding as of March 31, 2025; 266.5 million issued and outstanding as of December 31, 2024	2,738	2,664
Additional paid-in capital	1,722,829	1,674,312
Retained earnings (accumulated deficit)	(3,766)	196,363
Accumulated other comprehensive income	26,671	3,089
Total stockholders’ equity attributable to NFE	1,748,472	1,876,428
Non-controlling interest	123,054	122,660
Total stockholders’ equity	1,871,526	1,999,088
Total liabilities and stockholders’ equity	$13,028,080	$12,867,496

Condensed Consolidated Statements of Operations
For the three months ended March 31, 2025 and 2024
(Unaudited, in thousands of U.S. dollars, except share and per share amounts)

	Three Months Ended March 31,
	2025	2024
Revenues
Operating revenue	$384,881	$609,504
Vessel charter revenue	45,436	46,655
Other revenue	40,219	34,162
Total revenues	470,536	690,321

Operating expenses
Cost of sales (exclusive of depreciation and amortization shown separately below)	302,377	229,117
Vessel operating expenses	7,176	8,396
Operations and maintenance	54,957	68,548
Selling, general and administrative	59,271	70,754
Transaction and integration costs	11,931	1,371
Depreciation and amortization	53,057	50,491
Asset impairment expense	246	—
Loss on sale of assets, net	—	77,140
Total operating expenses	489,015	505,817
Operating (loss) income	(18,479)	184,504
Interest expense	213,694	77,344
Other (income) expense, net	(63,937)	19,112
Loss on extinguishment of debt, net	467	9,754
(Loss) income before income taxes	(168,703)	78,294
Tax provision	28,670	21,624
Net (loss) income	(197,373)	56,670

Net (loss) income attributable to common stockholders	$(200,129)	$53,939

Net (loss) income per share – basic	$(0.73)	$0.26
Net (loss) income per share – diluted	$(0.73)	$0.26

Weighted average number of shares outstanding – basic	273,609,766	205,061,967
Weighted average number of shares outstanding – diluted	273,609,766	205,977,720